UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/08/2013

BWAY INTERMEDIATE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-172764-01

Delaware	27-2594571
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8607 Roberts Drive, Suite 250
Atlanta, Georgia 30350-2237
(Address of principal executive offices, including zip code)

770-645-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 8, 2013, BWAY Intermediate Company, Inc. ("BWAY Intermediate") changed its fiscal year end from September 30 to December 31. Pursuant to BWAY Intermediate's bylaws, the change in fiscal year end was made by resolution of the Board of Directors. BWAY Intermediate will report on Form 10-Q the transition period from October 1, 2012 to December 31, 2012. The next Annual Report on Form 10-K will be for the fiscal year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWAY INTERMEDIATE COMPANY, INC.

Date: February 11, 2013	By:	/s/ Michael B. Clauer
Michael B. Clauer
Executive Vice President and Chief Financial Officer